UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  April 23, 2012

MID-WISCONSIN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

                               WISCONSIN                               0-18542                         06-1169935

                        (State or other jurisdiction            (Commission File              (IRS Employer

                                  of incorporation)

               Number)

     identification No.)

132 WEST STATE STREET

MEDFORD, WI 54451

(Address of principal executive offices)

(715) 748-8300

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing                 obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition

On April 23, 2012, Mid-Wisconsin Financial Services, Inc. announced its statement of condition and results of operations for the three-months ended March 31, 2012.  A copy of the press release is furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

99.1* Press release of the registrant dated April 23, 2012, containing financial information for its first quarter ended March 31, 2012.

*

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-WISCONSIN FINANCIAL SERVICES, INC.

Date:  March 31, 2012

   By:  /s/SCOT G. THOMPSON

Scot G. Thompson

Principal Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit No.

 Description

99.1

 * Press release of the registrant dated April 23, 2012, containing financial information for its first  quarter ended March 31, 2012.

•

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.